GMACM HOME LOAN TRUST 2004-HLTV1
--------------------------------------------------------------------------------


                       NEW ISSUE COMPUTATIONAL MATERIALS


                          $[175,000,000] (APPROXIMATE)
                       GMACM HOME LOAN-BACKED TERM NOTES,
                               SERIES 2004-HLTV1


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        GMACM HOME LOAN TRUST 2004-HLTV1
                                     Issuer

                           GMAC MORTGAGE CORPORATION
                              Seller and Servicer




                               SEPTEMBER 20, 2004




BEAR STEARNS [OBJECT OMITTED]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

[GRAPHIC OMITTED]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO             383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294 fax

--------------------------------------------------------------------------------
 GMACM HOME LOAN TRUST 2004-HLTV1: COMPUTATIONAL MATERIALS (SEPTEMBER 20, 2004)
--------------------------------------------------------------------------------

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.
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Information  that  refers  to the  "Statement  Regarding  Assumptions  and Other
Information," please refer to this statement instead.
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which  may  differ  substantially  from  those  reflected  in  the  Information.
Performance analysis is based on certain assumptions with respect to significant
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Performance  results  are  based  on  mathematical  models  that use  inputs  to calculate results. As with all models, results may vary significantly  depending
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assumptions   (parallel  and   nonparallel   changes  for   different   maturity
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Contact your registered representative for detailed explanations of any modeling
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Any investment  decision  should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein
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regarding the collateral or the securities and will be superseded by information regarding  the  collateral  and/or  the  securities  contained  in the  Offering
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securities.  Offering  Documents  contain  data  that  is  current  as of  their
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any subsequent  information regarding the collateral or the securities.  Contact
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General Information:  The data underlying the Information has been obtained from
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prospectus  when required by law, in which event you may obtain such  prospectus from Bear Stearns.


BEAR STEARNS [OBJECT OMITTED]

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                          $[175,000,000] (APPROXIMATE)

ISSUER:                         GMACM Home Loan Trust 2004-HLTV1.

OFFERED SECURITIES:             GMACM  Home  Loan-Backed   Term  Notes,   Series
                                2004-HLTV1.

CERTIFICATES:
                                GMACM  Home  Loan-Backed  Certificates,   Series
                                2004-HLTV1.   The  certificates  are  not  being
                                offered.

DEPOSITOR:                      Residential Asset Mortgage Products, Inc.

SELLER AND SERVICER:
                                GMAC Mortgage Corporation ("GMACM"), a Pennsylvania corporation, is the originator of all of the home loans. GMACM will be the seller of all of the initial home loans and some of the subsequent home loans. The remainder of the subsequent home loans will be sold to the depositor by a trust established by an affiliate of GMACM, which in turn acquired the home loans from GMACM. GMACM will also be the servicer of the home loans. The Servicer will be obligated to service the home loans pursuant to the servicing agreement to be dated as of the closing date, among the servicer, the issuer and the indenture trustee

INDENTURE TRUSTEE:              JPMorgan Chase Bank (the "Indenture Trustee")

OWNER TRUSTEE:                  Wilmington Trust Company

CREDIT ENHANCER:
                                Financial   Guaranty   Insurance   Company  (the
                                "Credit Enhancer" or "FGIC")

UNDERWRITER:                    Bear Stearns & Co. Inc.

CO-MANAGER:                     Residential Funding Securities Corporation

CUT-OFF DATE:                   September 1, 2004

CLOSING DATE:                   September 29, 2004

THE NOTES:
                                Approximately $[175,000,000] Home Loan-Backed Term Notes, Series 2004-HLTV1, are being offered (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of September 29, 2004, between the Issuer and the Indenture Trustee.



CHARACTERISTICS OF THE NOTES(A),(B),(C),(D),(E)

----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------
                                               AVG
                      ORIGINAL                 LIFE   PRINCIPALPRINCIPALEXPECTED   LEGAL
OFFERED              PRINCIPAL                 TO     LOCKOUT  WINDOW   MATURITY  MATURITY    RATINGS
SECURITIES             BALANCE     COUPON      CALL   (MONTHS) (MONTHS)   DATE      DATE    (MOODY'S/S&P)
                                     (YEARS)
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

Class A-1 Notes    $78,080,000  Floater         0.90      0       24    [9/25/06] [2/25/19]   Aaa / AAA
                                   (f)
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

Class A-2 Notes    $46,284,000    Fixed         3.00     23       29    [1/25/09] [3/25/25]   Aaa / AAA
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

Class A-3 Notes    $16,365,000    Fixed         5.00     51       18    [6/25/10] [9/25/26]   Aaa / AAA
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

Class A-4 Notes    $34,271,000    Fixed         7.75     68       36    [5/25/13] [12/25/29]  Aaa / AAA
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

TOTAL NOTES       $175,000,000
----------------- ------------- ------------- ------- -------- -------- --------- --------- ------------

(a)   Balances subject to a 5% variance.
(b) 100% Prepayment Assumption ("PPC"): ramp from 3.00% CPR in month 1 to 22.00% CPR in month 12. On and after month 12, 22.00% CPR (flat);
(c) Transaction priced to 10% clean-up call; The coupon applicable to the Class A-4 Notes will increase by 0.50% per annum if the 10% clean-up call is not exercised;
(d)   P&I guarantee by FGIC (subject to certain limitations);
(e) Except for the Class A-4 Notes, it was assumed that the expected maturity date for each class of Notes would be the Payment Date in which the principal balance of each such class is reduced to zero based on the 100% PPC and no losses. For the Class A-4 Notes the expected maturity date assumes the 10% clean up call was exercised.
(f)   The lesser of (a) One-Month LIBOR plus [0.__ ]% and (b) 8.00% per annum.


OFFERING:
                                The Notes will be issued publicly from the Depositor's shelf registration.

FORM OF REGISTRATION:
                                Book-entry form, same day funds through DTC and Euroclear.

THE CERTIFICATES:
                                The trust will also issue GMACM Home Loan-Backed Certificates, Series 2004-HLTV1, which will not be offered. The certificates will be issued pursuant to the trust agreement and will represent the beneficial ownership interests in the trust.

THE TRUST:
                                The depositor will establish the GMACM Home Loan Trust 2004-HLTV1, a Delaware statutory trust, to issue the Notes. The assets of the trust will include the home loans and related assets. Approximately 98.40% of the home loans will be secured by liens on the mortgaged properties in which the borrowers have no equity in the mortgaged property. For each of those home loans, the combined loan-to-value ratio equals or exceeds 100% at the time of origination of the home loan.

                                In addition to the home loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the Pre-Funding Account and other collections on the home loans. The trust will also include a financial guarantee insurance policy provided by FGIC, which will guarantee certain payments on the Notes. Payments of interest and principal on the Notes will be made only from payments received in connection with the home loans and the financial guarantee insurance policy to the extent described herein.

THE HOME LOAN POOL:
                                Unless we indicate otherwise, the statistical information we present in these computational materials is approximate and reflects the initial pool of home loans as of the cut-off date. The initial pool will consist of closed-end, fixed rate, home equity loans expected to have an aggregate outstanding principal balance as of the cut-off date of $[153,579,483.97].

                                A substantial majority of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

                                Approximately [99.95]% of the initial home loans are secured by second or more junior mortgages or deeds of trust. The initial home loans provide for substantially equal payments in an amount sufficient to amortize the principal balance of the home loans over their terms.

                                In addition to the home loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the Pre-Funding Account and other collections on the home loans.

PRE-FUNDING FEATURE:
                                On the Closing Date, approximately $[21,420,516.03] will be deposited into an account (the "Pre-Funding Account"), which amount will be funded from the proceeds of the sale of the Notes. During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the issuer to buy home loans from GMACM from time to time.

                                The Pre-Funding Period will be the period from the closing date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) December 28, 2004 and (iii) the occurrence of a servicer default under the Servicing Agreement (the "Pre-Funding Period"). The subsequent home loans will conform to certain specified characteristics.

                                Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to make principal payments on the Notes.

CAPITALIZED INTEREST ACCOUNT:
                                On the closing date, to the extent required by the Credit Enhancer, part of the proceeds of the sale of the Notes will be deposited into an account designated the "capitalized interest account," which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each

                                Payment Date during the Pre-Funding Period to cover any shortfall in interest payments on the Notes due to the pre-funding feature during the Pre-Funding Period. Any amounts remaining in the capitalized interest account at the end of the Pre-Funding Period will be paid to GMACM.


PREPAYMENT PRICING
SPEED ASSUMPTION:
                                A constant prepayment of 3.00% per year of the then outstanding principal balance of the loans in the first month of the life of the loans and increases each month thereafter until it reaches 22.00% on the twelfth month. Beginning in the twelfth month and thereafter during the life of such loans, a constant prepayment rate of 22.00% per year.

PAYMENT DATE:
                                The  25th  day  of  each   month  (or  the  next
                                succeeding business day), commencing October 25, 2004.

PAYMENT DELAY:
                                With respect to the Class A Notes, other than the Class A-1 Notes, the payment delay is 24 days. With respect to the Class A-1 Notes, the payment delay is zero days.

NOTE RATE:

                                Interest will accrue on the Class A Notes, other than the Class A-1 Notes, at a fixed rate during the month prior to the month of the related Payment Date based on an assumed year of 360 days, consisting of twelve 30-day months.

                                The coupon on the Class A-1 Notes will be equal to the lesser of (a) One-Month LIBOR plus [0.__ ] % per annum and (b) 8.00% per annum, payable monthly.

                                With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

                                The Note Rate applicable to the Class A-4 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

PRIORITY OF PAYMENTS:

                                On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)     To pay the Credit Enhancer the premium for the Policy;

(2)     To pay accrued and unpaid interest on the Class A Notes, pro rata;

(3)     To pay as  principal  on the  Class A  Notes,  an  amount  equal  to the
        principal   collection   distribution  amount  for  such  Payment  Date,
        allocated as described below;

(4) To pay as principal to the Class A Notes, an amount equal to the liquidation loss distribution amounts for such Payment Date, together with any such liquidation loss distribution amounts remaining undistributed from any preceding Payment Date;

(5) To pay the Credit Enhancer reimbursements for prior draws made on the Policy, with interest;

(6)     To pay as principal on the Class A Notes,  the amount necessary to cause
        the    overcollateralization    amount    to    equal    the    Required
        Overcollateralization Amount;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and

(8) To pay the holders of the private securities created with respect to this transaction, any remaining amount.

PRINCIPAL DISTRIBUTIONS
FOR THE  NOTES:
                                Any payments of principal allocable to the Class A Notes shall be paid to the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, in each case until the outstanding note balances of each of these notes has been reduced to zero.

SERVICING FEE:
                                The primary compensation to be paid to the Servicer in respect of its servicing activities will be 0.50% per annum, payable monthly.

ADVANCING:
                                There is no required advancing of delinquent principal or interest by the Servicer, the Trustees, the Credit Enhancer or any other entity.

CREDIT ENHANCEMENT:
                                Credit enhancement with respect to the Notes will be provided by (1) excess interest, (2) overcollateralization and (3) the Note Insurance Policy.

                                Excess Interest. The weighted average home loan rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average Note Rate and (c) the Credit Enhancer premium. On each Payment Date, excess interest generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.


                                Overcollateralization: Excess interest will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the home loans, resulting in overcollateralization. Excess interest will be used to pay down the Notes such that, prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to approximately [6.60]% of the original pool balance plus any amounts on deposit in the Pre-Funding Account as of the closing date. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be equal to the lesser of (a) the Required Overcollateralization Amount as of the initial
                                Payment Date and (b) [13.20]% of the current pool balance, but not lower than [0.50]% of the original pool balance plus any amounts on deposit in the Pre-Funding Account as of the closing date.

                                Financial Guarantee Policy: The Credit Enhancer will unconditionally and irrevocably guarantee:
                                (a) timely payment of interest, (b) the amount of any losses not covered by excess interest or overcollateralization, and (c) the payment of principal due on the Notes on the final Payment Date. The Financial Guarantee Policy will not cover shortfalls of interest resulting from the Servicemembers Civil Relief Act or from prepayment interest shortfalls. The Financial Guarantee Policy is not cancelable for any reason.

STEPDOWN DATE:
                                The Stepdown Date is the Payment Date (subject to the satisfaction of certain loss criteria) occurring on the later of:

                                (1) the Payment Date in [April 2007] (i.e. on the 31st Payment Date); and

                                (2) the first Payment Date on which the current pool balance has been reduced to an amount equal to 50% of the original pool balance plus any amounts on deposit in the Pre-Funding Account as of the closing date.

OPTIONAL REDEMPTION:
                                The Servicer may, at its option, effect an early redemption of the Notes on or after any Payment Date when the current pool balance declines to less than 10% of the sum of (x) the original pool balance of the home loans as of the cut-off date and (y) the amount on deposit in the Pre-Funding Account as of the closing date (the "Step-up Date").

                                The purchase price payable by the servicer for the home loans will be the sum of: (1) the aggregate outstanding principal balance of the home loans, or the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the home loans through the day preceding the Payment Date of this purchase; and (2) all amounts due and owing the Credit Enhancer.

TAX STATUS:

                                For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISA ELIGIBILITY:
                                The Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA TREATMENT:
                                The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

RISK FACTORS:
                                The Prospectus Supplement includes certain risk factors that should be considered in connection with the purchase of the Notes.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               COLLATERAL SUMMARY
                               INITIAL HOME LOANS
                            (AS OF THE CUT-OFF DATE)

-----------------------------------------------------


                      SUMMARY
-----------------------------------------------------
-----------------------------------------------------
Number of Loans                                3,426
-----------------------------------------------------
-----------------------------------------------------
Total UPB                            $153,579,483.97
-----------------------------------------------------
-----------------------------------------------------
Minimum UPB                                $1,401.42
-----------------------------------------------------
-----------------------------------------------------
Maximum UPB                              $150,000.00
-----------------------------------------------------
-----------------------------------------------------
Average UPB                               $44,827.64
-----------------------------------------------------
-----------------------------------------------------
Minimum Current Rate                           6.000
-----------------------------------------------------
-----------------------------------------------------
Maximum Current Rate                          17.625
-----------------------------------------------------
-----------------------------------------------------
WAC                                           13.134
-----------------------------------------------------
-----------------------------------------------------
Minimum CLTV                                   88.92
-----------------------------------------------------
-----------------------------------------------------
Maximum CLTV                                  125.00
-----------------------------------------------------
-----------------------------------------------------
WA Original Term                                 265
-----------------------------------------------------
-----------------------------------------------------
WA Remaining Term                                259
-----------------------------------------------------
-----------------------------------------------------
WA CLTV                                       116.93
-----------------------------------------------------
-----------------------------------------------------
Minimum Note Date                         02/26/2000
-----------------------------------------------------
-----------------------------------------------------
Maximum Maturity Date                     09/01/2029
-----------------------------------------------------
-----------------------------------------------------
Section 32                                    26.39%
-----------------------------------------------------
-----------------------------------------------------
Prepayment Penalty
-----------------------------------------------------
-----------------------------------------------------
                      Yes                     44.52%
-----------------------------------------------------
-----------------------------------------------------
                       No                     55.48%
-----------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

INITIAL HOME LOAN CHARACTERISTICS


Set forth below is a description of certain characteristics of the initial Home Loans as of the cut-off date. Unless otherwise specified, all principal balances of the initial Home Loans are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by principal balance as of the cut-off date (except as indicated otherwise).


                                ORIGINAL BALANCES
                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                           NUMBER OF INITIAL     CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF ORIGINAL BALANCES                        HOME LOANS          BALANCE        DATE BALANCE

          $0.00   to    $24,999.99                       409    $7,722,359.74               5.03%
     $25,000.00   to    $49.999.99                     1,797    62,775,490.65               40.87
     $50,000.00   to    $74,999.99                       843    47,760,813.65               31.10
     $75,000.00   to    $99,999.99                       266    21,891,692.05               14.25
    $100,000.00   to    $124,999.99                       57     6,168,036.93                4.02
    $125,000.00   to    $149,999.99                       37     4,718,678.47                3.07
    $150,000.00   to    $174,999.99                       17     2,542,412.48                1.66
                                                          --     ------------                ----
                              TOTAL
                                                       3,426  $153,579,483.97             100.00%

AVERAGE ORIGINAL PRINCIPAL BALANCE:  $45,264.21


                         OUTSTANDING PRINCIPAL BALANCES
                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                           NUMBER OF INITIAL     CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES                       HOME LOANS          BALANCE        DATE BALANCE
          $0.00   to    $24,999.99                       570   $11,579,549.43               7.54%
     $25,000.00   to    $49.999.99                     1,894    71,670,129.38               46.67
     $50,000.00   to    $74,999.99                       630    38,350,343.69               24.97
     $75,000.00   to    $99,999.99                       233    19,735,459.27               12.85
    $100,000.00   to    $124,999.99                       67     7,715,505.17                5.02
    $125,000.00   to    $149,999.99                       27     3,778,497.03                2.46
    $150,000.00   to    $174,999.99                        5       750,000.00                0.49
                                                           -       ----------                ----
                              TOTAL
                                                       3,426  $153,579,483.97             100.00%

AVERAGE OUTSTANDING PRINCIPAL BALANCE:  $44,827.64


                                   LOAN RATES

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF LOAN RATES (%)                          HOME LOANS           BALANCE        DATE BALANCE
      5.501%  to  6.000%                                  1        $32,726.76               0.02%
      9.001%  to  9.500%                                  1         36,705.93                0.02
      9.501%  to  10.000%                                74      3,380,816.32                2.20
     10.001%  to  10.500%                               177      9,707,987.30                6.32
     10.501%  to  11.000%                               230     11,771,566.66                7.66
     11.001%  to  11.500%                               347     16,741,195.92               10.90
     11.501%  to  12.000%                               248     12,385,918.02                8.06
     12.001%  to  12.500%                               147      6,568,108.89                4.28
     12.501%  to  13.000%                               243     11,328,044.92                7.38
     13.001%  to  13.500%
                                                        392     17,164,681.92               11.18
     13.501%  to  14.000%
                                                        362     16,206,976.59               10.55
     14.001%  to  14.500%                               197      8,704,937.45                5.67
     14.501%  to  15.000%                               334     13,920,994.33                9.06
     15.001%  to  15.500%                               227      9,409,937.79                6.13
     15.501%  to  16.000%                               193      7,147,442.50                4.65
     16.001%  to  16.500%                               141      5,049,602.44                3.29
     16.501%  to  17.000%                                57      2,001,618.36                1.30
     17.001%  to  17.500%                                48      1,799,944.92                1.17
     17.501%  to  18.000%                                 7        220,276.95                0.14
                                                          -        ----------                ----
                              TOTAL                   3,426   $153,579,483.97             100.00%

WEIGHTED AVERATE LOAN RATE:  13.134%



                          COMBINED LOAN-TO-VALUE RATIOS

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
RANGE OF COMBINED                         NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
LOAN-TO-VALUE RATIOS (%)                         HOME LOANS           BALANCE        DATE BALANCE
    85.01%  to   90.00%
                                                          1        $83,644.27               0.05%
    90.01%  to   95.00%
                                                          2        104,317.47                0.07
    95.01%  to   100.00%
                                                         50      2,405,035.54                1.57
   100.01%  to   105.00%
                                                        250      9,520,460.39                6.20
   105.01%  to   110.00%
                                                        465     17,785,162.44               11.58
   110.01%  to   115.00%
                                                        628     26,318,982.15               17.14
115.01%     to   120.00%
                                                        658     30,758,291.66               20.03
120.01%     to   125.00%
                                                             -----
                                                      1,372    66,603,590.05                43.37
                                                      -----    --------------               -----
                              TOTAL
                                                      3,426   $153,579,483.97             100.00%

WEIGHTED AVERAGE COMBINED LOAN-TO-VALUE RATIO:  116.93%


                                  PROPERTY TYPE
                                                                                   PERCENTAGE OF
                                                                                   INITIAL  HOME
                                         NUMBER OF INITIAL       CUT-OFF DATE   LOANS BY CUT-OFF
PROPERTY TYPE                                   HOME LOANS            BALANCE       DATE BALANCE

Single Family                                        3,067    $135,357,214.69             88.13%

Planned Unit Development                               171       9,862,814.44               6.42

Condominium                                            168       7,447,047.82               4.85
Two to Four Family                                      20         912,407.02               0.59
                                                        --         ----------               ----
                              TOTAL
                                                     3,426    $153,579,483.97            100.00%
                                  LOAN PURPOSE

                                                                                   PERCENTAGE OF
                                                                                   INITIAL  HOME
                                         NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
LOAN PURPOSE                                    HOME LOANS           BALANCE        DATE BALANCE
Debt Consolidation                                   1,976    $88,187,083.21              57.42%
Cash Out Refinance                                   1,248     55,851,977.00               36.37
Home Improvement                                       116      5,650,554.03                3.68
Rate/Term Refinance                                     75      3,320,732.20                2.16
Purchase                                                11        569,137.53                0.37
                                                        --        ----------                ----

                              TOTAL                  3,426   $153,579,483.97             100.00%





                              OCCUPANCY TYPES

                                                                                   PERCENTAGE OF
                                                                                   INITIAL  HOME
OCCUPANCY (AS INDICATED BY               NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
BORROWER) HOME LOANS BALANCE DATE BALANCE
Owner Occupied
                                                     3,422   $153,453,891.08              99.92%
Investor
                                                         3         95,966.14                0.06
Second                                                   1        29,626.75                 0.02
                                                         -        ----------                ----

                              TOTAL                  3,426   $153,579,483.97             100.00%


---------------------------------------------------------------------------------------------
                                ORIGINATION YEAR

                                                                                   PERCENTAGE OF
                                                                                   INITIAL  HOME
                                         NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
ORIGINATION YEAR                                HOME LOANS           BALANCE        DATE BALANCE
2000                                                    10       $436,971.21               0.28%
2001                                                     4         99,295.29                0.06
2002                                                    72      3,268,553.09                2.13
2003                                                 1,011     44,088,566.43               28.71
2004                                                 2,329    105,686,097.95               68.82
                                                     -----    --------------               -----

                              TOTAL                  3,426   $153,579,483.97             100.00%


---------------------------------------------------------------------------------------------




                      ORIGINAL MONTHS TO SCHEDULED MATURITY

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF REMAINING TERM                          HOME LOANS           BALANCE        DATE BALANCE
60                                                        1        $28,000.00               0.02%
120                                                      19        610,930.29                0.40
121 to 179                                               24        857,370.28                0.56
180                                                   1,045     39,448,772.12               25.69
181 to 239                                                2         81,822.53                0.05
240                                                     112      5,178,957.56                3.37
241 to 299                                               29      1,404,981.91                0.91
300                                                   2,194    105,968,649.28               69.00
                                                      -----    --------------               -----
                             TOTAL
                                                      3,426   $153,579,483.97             100.00%

WEIGHTED AVERAGE ORIGINAL MONTHS TO SCHEDULED MATURITY:  265


---------------------------------------------------------------------------------------------




                     REMAINING MONTHS TO SCHEDULED MATURITY

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF REMAINING TERM                          HOME LOANS           BALANCE        DATE BALANCE
             1 to 120                                    20       $638,930.29               0.42%
            121 to 180                                1,069     40,306,142.40               26.24
            181 to 240                                  115      5,309,231.52                3.46
            241 to 300                                2,222    107,325,179.76               69.88
                                                      -----    --------------               -----
                             TOTAL
                                                      3,426   $153,579,483.97             100.00%

WEIGHTED AVERAGE REMAINING MONTHS TO SCHEDULED MATURITY:  259


---------------------------------------------------------------------------------------------


                           GEOGRAPHICAL DISTRIBUTIONS

                                                                                     PERCENTAGE OF
                                                                                     INITIAL  HOME
                                          NUMBER OF INITIAL       CUT-OFF DATE    LOANS BY CUT-OFF
LOCATION                                         HOME LOANS            BALANCE        DATE BALANCE

California                                              368     $22,148,918.25              14.42%

Illinois                                                274      12,315,114.70                8.02

Georgia                                                 237      11,185,307.42                7.28

North Carolina                                          234      10,961,699.93                7.14

New York                                                211       9,263,715.46                6.03

Florida                                                 203       8,387,212.96                5.46

Virginia                                                151       6,996,031.16                4.56

Ohio                                                    181       6,927,184.42                4.51

Arizona                                                 101       4,577,796.76                2.98

Michigan                                                113       4,574,789.07                2.98

Pennsylvania                                            109       4,559,352.73                2.97

South Carolina                                          112       4,372,272.73                2.85

Maryland                                                 97       4,319,781.47                2.81

Washington                                               87       3,881,703.17                2.53

Alabama                                                  84       3,456,350.84                2.25

Indiana                                                  95       3,341,171.75                2.18

Colorado                                                 70       3,074,372.88                2.00

Other                                                  699      29,236,708.27                19.04
                                                       ----  -- --------------               -----
                              TOTAL
                                                      3,426    $153,579,483.97             100.00%

"OTHER"   INCLUDES  STATES  AND  THE  DISTRICT  OF  COLUMBIA  WITH  UNDER  2.00%
CONCENTRATIONS INDIVIDUALLY.
MAX PROPERTY ZIP CODE IN CA:  0.46%
MAX PROPERTY ZIP CODE OUTSIDE OF CA:  0.41%


---------------------------------------------------------------------------------------------


                               DOCUMENTATION TYPE

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
DOCUMENTATION TYPE                               HOME LOANS           BALANCE        DATE BALANCE
STANDARD                                              3,418   $153,204,834.95              99.76%
STATED INCOME                                             5        189,719.73                0.12
SELECT                                                    3        184,929.29                0.12
                                                          -        ----------                ----
                              TOTAL
                                                      3,426   $153,579,483.97             100.00%


---------------------------------------------------------------------------------------------




                              DEBT-TO-INCOME RATIOS

                                                                                      PERCENTAGE OF
                                                                                      INITIAL  HOME
                                           NUMBER OF INITIAL      CUT-OFF DATE     LOANS BY CUT-OFF
  RANGE OF DEBT-TO-INCOME RATIOS (%)              HOME LOANS           BALANCE         DATE BALANCE
       0.00% to10.00%                                     18       $628,554.63                0.41%
      10.01% to20.00%                                     90      3,404,453.61                 2.22
      20.01% to30.00%                                    404     15,614,579.12                10.17
      30.01% to40.00%                                  1,318     55,187,785.89                35.93
      40.01% to50.00%                                  1,560     77,305,628.61                50.34
      50.01% to60.00%                                     14        538,823.92                 0.35
      60.01% to70.00%                                      7        321,478.16                 0.21
      70.01% to80.00%                                     15        578,180.03                 0.38
                                                          --        ----------                 ----
                               TOTAL
                                                       3,426   $153,579,483.97              100.00%

  WEIGHTED AVERAGE DEBT-TO-INCOME RATIO:  39.25%


---------------------------------------------------------------------------------------------
                   CREDIT SCORES AS OF THE DATE OF ORIGINATION
                                                                                      PERCENTAGE OF
                                                                                      INITIAL  HOME
  RANGE OF CREDIT SCORES AS OF THE         NUMBER OF INITIAL      CUT-OFF DATE     LOANS BY CUT-OFF
  DATE OF ORIGINATION OF THE LOANS                HOME LOANS           BALANCE         DATE BALANCE
    561 to  580                                            2        $80,727.60                0.05%
    621 to  640                                           30      1,189,315.63                 0.77
    641 to  660                                          667     25,316,839.05                16.48
    661 to  680                                        1,152     49,883,890.67                32.48
    681 to  700                                          725     35,928,330.76                23.39
    701 to  720                                          456     22,451,470.72                14.62
    721 to  740                                          231     10,790,686.70                 7.03
    741 to  760                                          102      4,967,165.03                 3.23
    761 to  780                                           50      2,396,612.76                 1.56
    781 to  800                                           10        539,610.80                 0.35
    801 or  greater                                        1         34,834.25                 0.02
                                                           -         ---------                 ----
                                 TOTAL
                                                       3,426   $153,579,483.97              100.00%

  WEIGHTED AVERAGE CREDIT SCORE:  686


---------------------------------------------------------------------------------------------
                                  LIEN PRIORITY

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
LIEN POSITION                                    HOME LOANS           BALANCE        DATE BALANCE
Second
                                                      3,425   $153,506,998.52              99.95%
First
                                                             -------------
                                                          1        72,485.45                 0.05
                                                          -        ----------                ----
                             TOTAL
                                                      3,426   $153,579,483.97             100.00%


---------------------------------------------------------------------------------------------


                             JUNIOR RATIOS(1)(2)(3)

                                                                                    PERCENTAGE OF
                                                                                    INITIAL  HOME
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%)                       HOME LOANS           BALANCE        DATE BALANCE
       0.000%  to   10.000%                              76     $1,419,804.80               0.92%
      10.001%  to   20.000%                           1,149     38,407,643.57               25.02
      20.001%  to   30.000%                           1,422     65,188,543.47               42.47
      30.001%  to   40.000%                             612     37,066,068.46               24.15
      40.001%  to   50.000%                             140      9,569,664.44                6.23
      50.001%  to   60.000%                              19      1,326,699.68                0.86
      60.001%  to   70.000%                               6        458,418.83                0.30
      70.001%  to   80.000%                               1         70,155.27                0.05
                                                          -         ---------                ----
                              TOTAL                   3,425   $153,506,998.52             100.00%
(1) The junior ratio of a mortgage loan is the ratio (expressed as a percentage)
  of  the  outstanding  balance  of  such  mortgage  loan  to the  sum  of  such outstanding  balance  and  the  outstanding  balance  of any  senior  mortgage computed as of the date such mortgage loan is underwritten.
(2) The  weighted  average  junior  ratio of the initial  Home Loans  secured by second liens as of the cut-off date is approximately 26.45%.
(3) Includes only the initial Home Loans secured by second liens.


-------------------------------------------------------------------------------
                             PREPAYMENT SENSITIVITY
-------------------------------------------------------------------------------



CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION          0%        50%       75%       100%       125%      150%
RAMP TO                            0.00%     11.00%    16.50%    22.00%     27.50%    33.00%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                7.30       1.63      1.15      0.90       0.74      0.63
MODIFIED DURATION                   6.56       1.57      1.12      0.88       0.73      0.62
FIRST PRINCIPAL PAYMENT          10/25/2004 10/25/200410/25/200410/25/2004 10/25/200410/25/2004
LAST PRINCIPAL PAYMENT            1/25/2018 7/25/2008 5/25/2007  9/25/2006 4/25/2006  1/25/2006
PRINCIPAL LOCKOUT (MONTHS)           0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)            160        46        32        24         19        16
ILLUSTRATIVE YIELD @ PAR (30/360)   2.03       2.02      2.02      2.02       2.02      2.02
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION          0%        50%       75%       100%       125%      150%
RAMP TO                            0.00%     11.00%    16.50%    22.00%     27.50%    33.00%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                16.32      5.72      3.97      3.00       2.38      1.94
MODIFIED DURATION                   11.91      5.03      3.61      2.78       2.24      1.84
FIRST PRINCIPAL PAYMENT           1/25/2018 7/25/2008 5/25/2007  9/25/2006 4/25/2006  1/25/2006
LAST PRINCIPAL PAYMENT            5/25/2024 11/25/20126/25/2010  1/25/2009 2/25/2008  7/25/2007
PRINCIPAL LOCKOUT (MONTHS)           159        45        31        23         18        15
PRINCIPAL WINDOW (MONTHS)            77         53        38        29         23        19
ILLUSTRATIVE YIELD @ PAR (30/360)   3.82       3.79      3.77      3.75       3.73      3.70
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION          0%        50%       75%       100%       125%      150%
RAMP TO                            0.00%     11.00%    16.50%    22.00%     27.50%    33.00%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                20.65      9.29      6.60      5.00       3.97      3.26
MODIFIED DURATION                   13.03      7.39      5.57      4.37       3.55      2.96
FIRST PRINCIPAL PAYMENT           5/25/2024 11/25/20126/25/2010  1/25/2009 2/25/2008  7/25/2007
LAST PRINCIPAL PAYMENT            4/25/2026 4/25/2015 4/25/2012  6/25/2010 4/25/2009  6/25/2008
PRINCIPAL LOCKOUT (MONTHS)           235        97        68        51         40        33
PRINCIPAL WINDOW (MONTHS)            24         30        23        18         15        12
ILLUSTRATIVE YIELD @ PAR (30/360)   4.65       4.63      4.62      4.60       4.59      4.57
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION          0%        50%       75%       100%       125%      150%
RAMP TO                            0.00%     11.00%    16.50%    22.00%     27.50%    33.00%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                22.84     13.41     10.06      7.75       6.18      5.06
MODIFIED DURATION                   13.00      9.38      7.61      6.20       5.14      4.33
FIRST PRINCIPAL PAYMENT           4/25/2026 4/25/2015 4/25/2012  6/25/2010 4/25/2009  6/25/2008
LAST PRINCIPAL PAYMENT            1/25/2028 5/25/2019 11/25/2015 5/25/2013 8/25/2011  5/25/2010
PRINCIPAL LOCKOUT (MONTHS)           258       126        90        68         54        44
PRINCIPAL WINDOW (MONTHS)            22         50        44        36         29        24
ILLUSTRATIVE YIELD @ PAR (30/360)   5.29       5.28      5.27      5.26       5.25      5.24
-------------------------------------------------------------------------------------------------









CLASS A-4 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION          0%        50%       75%       100%       125%      150%
RAMP TO                            0.00%     11.00%    16.50%    22.00%     27.50%    33.00%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                23.08     15.10     11.55      9.03       7.26      5.98
MODIFIED DURATION                   13.07     10.06      8.33      6.91       5.81      4.94
FIRST PRINCIPAL PAYMENT           4/25/2026 4/25/2015 4/25/2012  6/25/2010 4/25/2009  6/25/2008
LAST PRINCIPAL PAYMENT            7/25/2029 4/25/2028 3/25/2026  9/25/2022 6/25/2019  2/25/2017
PRINCIPAL LOCKOUT (MONTHS)           258       126        90        68         54        44
PRINCIPAL WINDOW (MONTHS)            40        157       168        148       123        105
ILLUSTRATIVE YIELD @ PAR (30/360)   5.29       5.32      5.32      5.32       5.32      5.31
-------------------------------------------------------------------------------------------------
